UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2026
Intensity Therapeutics, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41109	46-1488089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Enterprise Drive, Suite 430 Shelton, CT	06484-4779
(Address of Principal Executive Offices)	(Zip Code)
(203) 221-7381
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.0001 par value per share	INTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On March 5, 2026, the Company received a letter from The NASDAQ Stock Market (“Nasdaq”) stating that the Company has regained compliance under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) by maintaining a minimum closing bid price of the Company’s common stock of $1.00 per share for the last 10 consecutive business days, from February 19, 2026 through March 4, 2026, and that this matter is now closed.
As previously disclosed, on June 6, 2025, the Company received a letter (the “June 2025 Nasdaq Letter”) from Nasdaq notifying the Company that for the preceding 30 consecutive business days the Company’s common stock did not maintain a minimum closing bid price of $1.00 per share as required by the Minimum Bid Price Requirement. The June 2025 Nasdaq Letter stated that the Company had 180 calendar days, or until December 3, 2025, to demonstrate compliance with the Minimum Bid Price Requirement. On December 4, 2025, the “Company received a second letter (the “December 2025 Nasdaq Letter”) from Nasdaq stating that the Company is eligible for an additional 180 calendar days, or until June 1, 2026, to regain compliance with the Minimum Bid Price Requirement, in accordance with Nasdaq Listing Rule 5810(c)(3)(A).
Additionally, on March 6, 2026, the Company issued a press release announcing that it regained compliance with the Minimum Bid Price Requirement. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued March 6, 2026
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 6, 2026

Intensity Therapeutics, Inc.

By:	/s/ Lewis H. Bender
	Name:	Lewis H. Bender
	Title:	Chief Executive Officer
[Signature Page to the Form 8-K]